FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2022
FINANCIAL INCOME, NET
Schedule of Interest Income and Interest Expense

	Year Ended December 31,
	2022	2021	2020
Interest income	404	10	10
Interest expense	(168)	(52)	(108)
Paycheck Protection Program loan forgiveness	—	187	—
Total	236	145	(98)